Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of the 6th day of September, 2013, by and among SWK Holdings Corporation, a Delaware corporation (the “Company”), and Double Black Diamond, L.P., a Delaware limited partnership (“DBD LP”), Double Black Diamond Offshore Ltd., a Cayman Islands exempted company (“Double Offshore”), Black Diamond Offshore Ltd., a Cayman Islands exempted company (“Offshore,” and along with DBD LP and Double Offshore, collectively, the “Investor”).

RECITALS:

The Company and the Investor are parties to that certain Warrant Agreement, dated as of the date of this Agreement (the “Warrant”), pursuant to which the Investor is entitled to purchase up to 1,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), of the Company (such shares, the “Warrant Shares”);

The Investor’s execution and delivery of the Warrant are conditioned upon the execution and delivery of this Agreement; and

The parties to this Agreement deem it in their best interests to set forth certain rights of the Investor;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises set forth in this Agreement, the parties to this Agreement agree as follows:

Section 1.     REGISTRATION RIGHTS.

1.1     Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, as to any person or entity, each other person or entity that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such person or entity, provided that, for purposes of this Agreement, the Company and its subsidiaries shall not be deemed Affiliates of any Holder and vice versa. A person or entity shall be deemed to be “controlled by” any other person or entity if such other person or entity possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract, or otherwise.

“Approved Fund” means any Person (other than a natural Person) that is engaged in making, purchasing, holding or investing in loans and similar extensions of credit and that is administered or managed by (a) the Investor, (b) an Affiliate of the Investor or (c) an entity or an Affiliate of an entity that administers or manages the Investor.

“Common Stock” means the Company’s common stock, par value $0.001 per share.

“Demand Registration” means either a Long-Form Demand Registration pursuant to Section 1.2(a) or a Demand Shelf Underwritten Offering pursuant to Section 1.4(a).

“Event of Default” means any Event of Default as that term is defined in the Loan Agreement.

“Form S-3” means Form S-3 under the Securities Act as is in effect on the date of this Agreement or any successor registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Holder” means the Investor, or any assignee of rights under this Agreement in accordance with this Agreement.

“Loan Agreement” means that certain Loan Agreement dated as of September 6, 2013, by and among the Company and SWK Funding, LLC, as Borrowers, and SWK Advisors LLC, as Guarantor, and the Investor, as Lender.

“Maximum Number of Demand Registrations” means 4 Demand Registrations pursuant to either Section 1.2(a) or Section 1.4(a).

The terms “register,” “registration,” and “registered” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Securities” means (a) all Common Stock owned or held by the Holder and its Affiliates, (b) the Warrant Shares and any other shares of Common Stock issued or issuable upon the exercise of warrants, options, or other derivative securities held by the Investor or acquired by the Investor after the date hereof; (c) any Common Stock issued or issuable upon conversion of any capital stock (or upon the conversion or exercise of any warrant, right or other security) of the Company acquired by the Investor after the date hereof; and (d) any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, all such or shares of Common Stock described in clause (a), (b) or (c) above; excluding, in all cases, any securities sold by a person in a transaction in which rights under this Section 1 are not assigned in accordance with this Agreement or any securities sold in a registered public offering under the Securities Act or sold pursuant to Rule 144 promulgated under the Securities Act. Holders of Registrable Securities shall not be required to exercise their Warrants to receive Common Stock in order to exercise the registration rights granted under this Agreement until immediately before the closing of the offering to which the registration relates. The number of shares of “Registrable Securities then outstanding” shall mean the number of shares of fully-diluted Common Stock which are Registrable Securities and (a) are then issued and outstanding or (b) are then issuable pursuant to the exercise or conversion of then outstanding and then exercisable options, warrants or convertible securities.

“Registration Expenses” means all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, reasonable fees and expenses incurred by one special counsel to all selling Holders, blue sky fees and expenses and expenses of any regular or special audits incident to or required by any such registration, but shall not include underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.2     Long-Form Demand Registration.

(a)     Requested Long-Form Registration. Subject to the exceptions in Section 1.2(b) below, if the Company shall receive at any time after 180 days after the date of this Agreement, a written request (a “Long-Form Demand Notice”) of Holders holding more than 50% of the Registrable Securities then remaining, that the Company effect a registration on Form S-1 or any successor form or forms covering any portion of the Registrable Securities then outstanding (a “Long-Form Demand Registration”), the Company shall:

(i)     promptly give written notice of such Long-Form Demand Registration to all other Holders; and

(ii)     as soon as practicable, and in any event within 30 days of the receipt of such request, file a registration statement covering all Registrable Securities as are specified in such Long-Form Demand Notice, together with all Registrable Securities specified in writing by the other Holders and received by the Company within 20 days after such written notice from the Company is mailed; and

(iii)     use its reasonable best efforts to cause such registration statement to be declared effective by the SEC as soon as practicable.

(b)     At any time prior to the effective date of such registration statement, the Holders may withdraw the Long-Form Demand Notice or direction to the Company to include them in the registration, as applicable, by giving written notice to the Company. The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.2:

(i)     Prior to the second anniversary of this Agreement;

(ii)     After the Company has initiated the Maximum Number of Demand Registrations pursuant to either Section 1.2(a) or Section 1.4(a) and such registrations have been declared or ordered effective and the Holders are able to register and sell at least 75% of the Registrable Securities requested to be included in such registration;

(iii)     During the period starting with the date 60 days prior to the Company’s good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of, a Company-initiated registration subject to Section 1.5; provided, that the Company is actively employing in good faith all reasonable best efforts to cause such registration statement to become effective;

(iv)     If the Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made under Section 1.4 of this Agreement; or

(v)     If the Company has within the 6 month period preceding the date of such request, already effected one Demand Registration for the Holders pursuant to either this Section 1.2or Section 1.4.

(c)     Right to Defer Registration. Notwithstanding the foregoing, if the Company shall furnish to the Holders a certificate signed by the president or chief executive officer of the Company stating that in the good faith judgment of the board of directors of the Company (the “Board”), it would be materially detrimental to the Company and its stockholders for such registration to be effected at such time because such registration (i) would have a material adverse effect on any significant acquisition, merger, consolidation, tender offer or any other similar material transaction involving the Company; (ii) would require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) would render the Company unable to comply with requirements under the Securities Act or Exchange Act, the Company shall have the right to defer the filing of the registration statement no more than once during any 12-month period for a period of not more than 90 days after receipt of the request of the Holders under this Section 1.2; provided, that the Company shall not register, offer or sell any securities for the account of itself or any other stockholder during such period other than pursuant to (A) a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase, stock incentive or stock appreciation plan or arrangement, or a transaction pursuant to Rule 145 promulgated under the Securities Act; (B) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (C) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).

(d)     Underwriting. The majority of the Holders shall have the right to select one or more underwriters (reasonably acceptable to the Company) to manage the offering and registration as part of the request made pursuant to Section 1.2(a), and the Company shall include such information in the written notice sent to all other Holders. Unless otherwise agreed by such underwriters and a majority of the Holders, no person may participate in any registration under this Agreement that is underwritten unless such person (i) agrees to sell such person’s securities on the basis provided in the proposed underwriting arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that no Holder shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Holder and such Holder’s intended method of distribution and shall not be required to indemnify the underwriters except with respect to written information about such Holder furnished by such Holder expressly for use in connection with such registration. Notwithstanding any other provision of this Section 1.2, if the representative of the underwriters advises in writing that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant to this Agreement, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders in proportion (as nearly as practicable) to the number of Registrable Securities requested by such Holders to be included in the registration; provided, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first excluded entirely from the underwriting.

1.3     Shelf Registration.

(a)     At any time after the effective date of this Agreement, upon the request of Holders holding more than 50% of the Registrable Securities then remaining, the Company shall, for the purposes of providing for the registration of, and the sale on a continuous or delayed basis of, the Registrable Securities, use its reasonable best efforts to qualify for registration on Form S-3 (or, to the extent such form is not available, Form S-1) or any comparable or successor form or forms or any similar registration (including pursuant to Rule 415 under the Securities Act) (a “Shelf Registration”), and as soon as practicable shall file a Shelf Registration that constitutes a shelf registration statement providing for the registration of, and the sale on a continuous or delayed basis of, the Registrable Securities, pursuant to Rule 415 under the Securities Act, to permit the distribution of the Registrable Securities in accordance with the customary methods of distribution under Shelf Registration elected by the Holder. No other person or entity shall be permitted to offer securities under the Shelf Registration unless the Holders shall consent in writing. While the Shelf Registration is effective, the Company shall use its reasonable best efforts, at its expense, to:

(i)     Facilitate sales by the Holders of Registrable Securities that are not Demand Shelf Underwritten Offerings (as defined herein), including by preparing and filing any prospectus, free writing prospectus under Rule 433 under the Securities Act, or documentation necessary or reasonably requested by the Holder to enable the Holders to effect any such sales;

(ii)     Effect such registration and all such qualifications and compliances as may be so reasonably requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified by the Holders.

(b)     Upon filing a Shelf Registration, the Company shall use its reasonable best efforts to:

(i)      Cause such registration statement to be declared effective by the SEC as soon as possible;

(ii)     Keep such Shelf Registration effective with the SEC at all times (notwithstanding anything to the contrary in Section 1.3(c)(iii)) and to refile such Shelf Registration upon its expiration, until such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration; and

(iii)     Cooperate in any shelf take-down by amending or supplementing the prospectus statement related to such Shelf Registration as may reasonably be requested by the Holders or otherwise required, until the Holders no longer hold Registrable Securities.

(c)     Notwithstanding the foregoing, the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 1.3:

(i)     For any Shelf Registration on Form S-1, prior to the second anniversary of this Agreement;

(ii)     If Form S-3 or Form S-1 registration is not available for such offering; or

(iii)     If the Company shall furnish to the Holders a certificate signed by the president or chief executive officer of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its stockholders for such Shelf Registration to be effected at such time because such registration (A) would have a material adverse effect on any acquisition, merger, consolidation, tender offer or any other similar material transaction involving the Company; (B) would require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (C) would render the Company unable to comply with requirements under the Securities Act or Exchange Act, in which event the Company shall have the right to defer the filing of the shelf registration statement no more than once during any 12-month period for a period of not more than 90 days after receipt of the request of the Holders under this Section 1.3; provided, that the Company shall not register, offer or sell any securities for the account of itself or any other stockholder during such period other than pursuant to (A) a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase, stock incentive or stock appreciation plan or arrangement or a transaction pursuant to Rule 145 promulgated under the Securities Act; (B) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (C) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).

1.4     Demand Shelf Underwritten Offerings.

(a)     At any time after the date on which the Shelf Registration becomes effective, at the request of Holders holding more than 50% of the Registrable Securities then remaining, the Company shall facilitate in the manner described in this Agreement an underwritten or similar “takedown” sale from the Shelf Registration (a “Demand Shelf Underwritten Offering”), which may involve participation by the Company in an underwriting or purchase agreement with a broker/dealer and the delivery of legal opinions and comfort letters. The Holders shall be entitled to select the underwriter for any Demand Shelf Underwritten Offerings. If the Company receives from the such Holders a written request or requests (a “Shelf Demand Notice”) that the Company effect a Demand Shelf Underwritten Offering with respect to all or a part of the Registrable Securities owned by such Holder or Holders, then the Company shall promptly commence and undertake a Demand Shelf Underwritten Offering in accordance with its obligations pursuant to Section 1.6 of this Agreement.

(b)     The applicable Holder having notified or directed the Company to commence a Demand Shelf Underwritten Offering or to include any of their Registrable Securities therein shall have the right to withdraw such notice or direction by giving written notice to the Company. The Company shall not be obligated to effect, or to take any action to effect, any such Demand Shelf Underwritten Offering pursuant to this Section 1.4:

(i)     After the Company has completed the Maximum Number of Demand Registrations pursuant to either Section 1.2(a) or Section 1.4(a) and the Holders are able to register and sell at least 75% of the Registrable Securities requested to be included in such Demand Shelf Underwritten Offering;s or

(ii)     During the period starting with the date 60 days prior to the Company’s good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of, a Company-initiated registration subject to Section 1.5; provided, that the Company is actively employing in good faith all reasonable best efforts to cause such registration statement to become effective.

(c)     Right to Defer a Demand Shelf Underwritten Offering. Notwithstanding the foregoing, the Company shall not be obligated to effect any such Demand Shelf Underwritten Offering pursuant to this Section 1.4 if:

(i)      the Company shall furnish to the Holders a certificate signed by the president or chief executive officer of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its stockholders for such Demand Shelf Underwritten Offering to be effected at such time because such Demand Shelf Underwritten Offering (i) would have a material adverse effect on any significant acquisition, merger, consolidation, tender offer or any other similar material transaction involving the Company; (ii) would require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) would render the Company unable to comply with requirements under the Securities Act or Exchange Act, the Company shall have the right to defer the Demand Shelf Underwritten Offering no more than once during any 12-month period for a period of not more than 60 days after receipt of the request of the Holders under this Section 1.4; provided, that the Company shall not register, offer or sell any securities for the account of itself or any other stockholder during such period other than pursuant to (A) a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase, stock incentive or stock appreciation plan or arrangement, or a transaction pursuant to Rule 145 promulgated under the Securities Act; (B) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (C) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered; or

(ii)     if the Company has, within the 6 month period preceding the date of such request, already effected one Demand Registration for the Holders pursuant to either Section 1.2 or Section 1.4.

(d)     Underwriting. The majority of the Holders shall have the right to select one or more underwriters (reasonably acceptable to the Company) to manage the Demand Shelf Underwritten Offering as part of the request made pursuant to Section 1.4(a), and the Company shall include such information in the written notice sent to all other Holders. Unless otherwise agreed by such underwriters and a majority of the Holders, no person may participate in any Demand Shelf Underwritten Offering under this Agreement that is underwritten unless such person (i) agrees to sell such person’s securities on the basis provided in the proposed underwriting arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that no Holder shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Holder and such Holder’s intended method of distribution and shall not be required to indemnify the underwriters except with respect to written information about such Holder furnished by such Holder expressly for use in connection with such Demand shelf Underwritten Offering. Notwithstanding any other provision of this Section 1.4, if the representative of the underwriters advises in writing that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant to this Agreement, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders in proportion (as nearly as practicable) to the number of Registrable Securities requested by such Holders to be included in the Demand Shelf Underwritten Offering; provided, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first excluded entirely from the underwriting.

1.5     Piggyback Registrations. If the Company proposes to register (including for this purpose a registration effected by the Company for stockholders, but excluding any registrations pursuant to Sections 1.2, 1.3, or 1.4) any of its securities under the Securities Act (other than pursuant to a registration (i) on Form S-4, Form S-8 or any successor forms thereto, or (ii) solely in connection with an employee benefit or stock ownership plan) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all Holders of Registrable Securities of its intention to effect such a registration (each, a “Piggyback Notice”). Subject to Sections 1.5(a) and 1.5(b) below, the Company shall include in such registration all shares of Registrable Securities that Holders request the Company to include in such registration by written notice given to the Company within 30 days after the date of sending of the Piggyback Notice. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.5 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration.

(a)     Priority on Primary Registrations. If a Piggyback Registration relates to an underwritten public offering of equity securities by the Company and the representative of the underwriters advises the Company in writing that in its opinion marketing factors require a limitation of the number of securities to be included in such registration, the Company shall include in such registration (i) first, the securities proposed to be sold by the Company; (ii) second, the Registrable Securities requested to be included in such registration by the Holders, pro rata among the Holders on the basis of the number of shares of Registrable Securities requested to be included by each such Holder; and (iii) third, other securities requested to be included in such registration.

(b)     Priority on Secondary Registrations. If a Piggyback Registration relates to an underwritten public offering of equity securities by holders of the Company’s securities (other than pursuant to this Agreement) and the representative of the underwriters advises the Company in writing that in its opinion marketing factors require a limitation of the number of securities to be included in such registration, the Company shall include in such registration (i) first, the securities requested to be included in such registration by the holders requesting such registration; (ii) second, the Registrable Securities requested to be included in such registration by the Holders, pro rata among the Holders on the basis of the number of shares of Registrable Securities requested to be included in such registration by each such Holder; and (iii) third, any other securities.

(c)     Underwritten Piggyback Registrations. If a Piggyback Registration relates to an underwritten public offering of equity securities by the Company, the Company shall not be required to include any of the Holders’ securities in such registration unless they accept the terms of the underwriting as agreed upon between the Company and its underwriters; provided, that no Holders shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Holder and such Holder’s intended method of distribution and shall not be required to indemnify the underwriters except with respect to written information about such Holder furnished by such Holder expressly for use in connection with such registration. For purposes of the allocation of shares of Registrable Securities to be included in a registration pursuant to Sections 1.5(a) and (b), for any Holder which is an investment fund, partnership, limited liability company or corporation, (i) the partners, members, retired partners, retired members, stockholders and Affiliates of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Holder”; (ii) any pro rata allocation with respect to such “Holder” shall be based upon the aggregate amount of shares of Registrable Securities owned by all entities and individuals included in such “Holder,” as defined in this sentence; and (iii) such “Holder” may allocate the Registrable Securities allowed to be included in such registration by such “Holder” to its related entities and individuals in its sole discretion.

1.6     Registration Procedures. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

(a)     Prepare and file with the SEC a registration statement with respect to such Registrable Securities and cause such registration statement to become effective; provided, that before filing a registration statement or prospectus or any amendments or supplements to a registration statement or prospectus, the Company shall furnish to counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review of such counsel.

(b)     Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and to keep such registration statement effective until the Holders have completed the distribution described in the registration statement.

(c)     Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, and each amendment and supplement to any such prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

(d)     Register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, that the Company shall not be required in connection with such registration and qualification or as a condition to such registration and qualification (i) to qualify to do business or to file a general consent to service of process in any such states or jurisdictions or (ii) to subject itself to taxation in any jurisdiction.

(e)     In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.

(f)     Promptly notify in writing each Holder and the underwriters, if any, of the following events: (1) the filing of a registration statement, prospectus or any prospectus supplement related thereto, or any post-effective amendment to the registration statement and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective; (2) any request by the SEC or any other governmental entity for amendments or supplements to a registration statement or related prospectus or for additional information; (3) the receipt by the Company of any notification with respect to the suspension of the qualification or exception from qualification of any Registrable Shares for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose.

(g)     Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating to such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated in such prospectus or necessary to make the statements in such prospectus not misleading in the light of the circumstances then existing.

(h)     Upon the occurrence of any event described in Section 1.6(f)(2) or Section 1.6(g), promptly prepare a supplement or post-effective amendment to such registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document, as requested by the SEC or governmental entity (in the case of an occurrence of an event described in Section 1.6(f)(2)) or so that, as thereafter delivered to the selling Holders, such registration statement or prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (in the case of an occurrence of an event described in Section 1.6(f)(2)).

(i)     Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

(j)     Cause all such Registrable Securities registered pursuant to such registration statement to be listed on each securities exchange and trading system on which similar securities issued by the Company are then listed.

(k)     The Company shall not include in any Shelf Demand Offering or Demand Registration any securities that are not Registrable Shares without the prior written consent of the Investor.

(l)     Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(m)     Make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement.

(n)     In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain the withdrawal of such order.

(o)     Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

(p)     If any such registration or comparable statement refers to any Holder by name or otherwise as the holder of any securities of the Company and if, in the sole and exclusive judgment of such Holder, such Holder is or might be deemed to be a controlling person of the Company, such Holder shall have the right to require (i) the inclusion in such registration statement of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding of such securities by such Holder is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered by such registration statement and that such holding does not imply that such Holder shall assist in meeting any future financial requirements of the Company or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder; provided, that with respect to this clause (ii) such Holder shall furnish to the Company an opinion of counsel to such effect, which opinion of counsel shall be reasonably satisfactory to the Company.

(q)     Enter into such customary agreements (including underwriting and lock-up agreements in customary form) and take all such other customary actions as the Holders of such Registrable Securities or the managing underwriter of such offering request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, making appropriate officers of the Company available to participate in "road show" and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Securities).

1.7     Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 1.2, 1.3, 1.4 and 1.5 of this Agreement shall be borne by the Company; provided, that if the Holders bear the Registration Expenses for any registration proceeding begun pursuant to Sections 1.2, 1.3, or 1.4 and subsequently withdrawn by the Holders registering shares in such registration proceeding, such registration proceeding shall not be counted as a registration pursuant to Section 1.2, 1.3 or 1.4 as applicable. Furthermore, if a withdrawal by the Holders is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Sections 1.2, 1.3 or 1.4 such registration shall not be counted as a registration for purposes of Section 1.2, 1.3 or 1.4 as applicable, even though the Holders do not bear the Registration Expenses for such registration. All underwriting discounts, selling commissions and stock transfer taxes relating to securities so registered shall be borne by the Holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration required to be borne by the Holders of such securities.

1.8     Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 1.2, 1.3, 1.4 or 1.5 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the timely registration of their Registrable Securities.

1.9     Indemnification. If any Registrable Securities are included in a registration statement under Sections 1.2, 1.3, 1.4 or 1.5:

(a)     By the Company. To the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934 (the “Exchange Act”), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect of such losses, claims, damages, or liabilities) arise out of or are based upon any of the following statements, omissions or violations (collectively, “Violations” and, individually, a “Violation”):

(i)     any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in such registration statement or any amendments or supplements to such registration statement;

(ii)     the omission or alleged omission to state in any such registration statement a material fact required to be stated in such registration statement or necessary to make the statements in such registration statement not misleading; or

(iii)     any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company shall reimburse each such Holder, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the indemnity agreement contained in this Section 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent (and only to the extent) that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

(b)     By Selling Holders. To the extent permitted by law, each selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect to such losses, claims, damages or liabilities) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information about such Holder furnished by such Holder expressly for use in connection with such registration; and each such Holder shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the indemnity agreement contained in this Section 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, nor shall the total amounts payable in indemnity by a Holder under this Section 1.9(b) in respect of any Violation exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

(c)     Notice. Promptly after receipt by an indemnified party under this Section 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect of such action is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement of such action and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense of such action with counsel mutually satisfactory to the parties; provided, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to the indemnifying party’s ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9, but the omission so to deliver written notice to the indemnifying party shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

(d)     Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

(e)     Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 1.9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.9 provides for indemnification in such case or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 1.9, then, and in each such case, the Company and such Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; provided, that, in any such case, (A) no such Holder shall be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(f)     Survival. Unless otherwise expressly superceded by an underwriting agreement entered into in connection with any underwritten public offering, the obligations of the Company and Holders under this Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement and shall survive the termination of this Agreement.

1.10     Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include securities in any registration unless such holder or prospective holder may include such securities only to the extent that the inclusion of such securities shall not reduce the number of Registrable Securities which are included or (b) to make a demand registration.

1.11     Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration:

(a)     Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b)     Use reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c)     So long as a Holder owns any Registrable Securities, to furnish to the Holder immediately upon request (i) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act); (ii) a copy of the most recent annual or quarterly report of the Company; and (iii) such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

1.12     Termination of the Company’s Obligations. The terms and conditions set forth in this Agreement shall become effective as of the date of this Agreement, and shall continue in effect until the earliest to occur of:

(a)     the Holders no longer hold Registrable Shares; or

(b)     such time as the Holders own beneficially less than 5% of the outstanding Common Stock of the Company and are no longer deemed to be an “affiliate” or “control person” of the Company under Rule 144 or any successor statute;

provided, that the provisions of Section 1.7 and Section 1.9 shall survive such termination.

Section 2.     ASSIGNMENT AND AMENDMENT.

2.1     Assignment of Registration Rights and Refusal Rights. Notwithstanding anything in this Agreement to the contrary, the registration rights of the Holders under Section 1 of this Agreement may not be assigned without the prior written consent of the Company, which shall be at the Company’s sole discretion, except for transfers to (i) any Affiliate of Holder, (ii) any Approved Fund or (iii) if an Event of Default is then in existence, to any Person. Any assignment of these rights shall be assigned (with all related obligations) only to a transferee or assignee of Registrable Securities; provided, that no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned.

2.2     Transferees. Any person who acquires Registrable Securities and to whom any rights under this Agreement are permitted to be assigned shall be bound by all of the terms and conditions of this Agreement and deemed a Holder to the same extent as the transferor and, as a condition to the transfer of any such rights, such person shall execute and deliver a counterpart signature page hereto thereby agreeing to be bound by and subject to the terms of this Agreement.

2.3     Amendment of Rights. Any provision of this Agreement may be amended and the observance of such provision may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company, and the Holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 2.3 shall be binding upon the Investor, each permitted successor or assignee of such Investor and the Company.

2.4     Compliance with Pill. Without the prior consent of the Company, during the term of this Agreement, Investor agrees that it will not sell or otherwise dispose of any of the Registerable Securities if any officer or officers involved in the investment decisions of Investor have actual knowledge (without any duty of inquiry) that the person acquiring such Registrable Securities will as a result of such sale or disposition become an “Acquiring Person” as defined under the Second Amended and Restated Rights Agreement by and between the Company and Computershare Trust Company, N.A., as Rights Agent; provided, that this Section 2.4: (1) shall only apply to private sale transactions in which Investor knows the identity of the purchaser prior to the sale; and (2) shall not apply to sales of Registrable Securities into an open securities market.

Section 3.     GENERAL PROVISIONS.

3.1     Successors and Assigns. Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties to this Agreement.

3.2     Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs of this Agreement and exhibits and schedules attached to this Agreement, all of which exhibits and schedules are incorporated in this Agreement by this reference.

3.3     Notices. All notices, requests, consents, demands and other communications required or permitted under this Agreement shall be in writing, unless otherwise specifically provided in the Agreement, and shall be deemed sufficiently given or furnished if delivered by personal delivery, by facsimile, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, to the Company at the address of the Company specified below and to the Investor at the address specified below (unless changed by similar notice in writing given by the particular Person whose address is to be changed). Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery during normal business hours at the address provided herein, (b) in the case of facsimile, upon receipt, or (c) in the case of registered or certified United States mail, three days after deposit in the mail.

If to the Company:

SWK Holdings Corporation

15770 North Dallas Parkway

Suite 1290

Dallas, Texas 75248

Attention: J. Brett Pope, Chief Executive Officer

Facsimile: (972) 687-7255

With a copy to (which shall not constitute notice):

Holland & Knight LLP

300 Crescent Court, Suite 1100

Dallas, Texas 75201

Attention: Ryan Magee

Facsimile: (214) 964-9501

If to the Investor:

c/o Carlson Capital, L.P.

2100 McKinney Avenue

Suite 1800

Dallas, Texas 75201

Attention: Christopher W. Haga; and G. Thomas Cason, III, General Counsel’s Office

Facsimile: (214) 932-9712

3.4     Specific Performance. Each of the Company and the Investor acknowledges that a breach or threatened breach by such party of any of its obligations under this Agreement would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction. The rights and remedies provided in this Agreement are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

3.5     No Waiver. No failure or delay (whether by course of conduct or otherwise) by a party in exercising any right, power or remedy that such party may have under the Agreement shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by a party of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of the Agreement and no consent to any departure therefrom shall ever be effective unless it is in writing, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on any party shall in any case entitle any party to any other or further notice or demand in similar or other circumstances. This Agreement sets forth the entire understanding between the parties hereto with respect to the transactions contemplated herein and supersede all prior discussions and understandings with respect to the subject matter hereof, and no waiver, consent, release, modification or amendment of or supplement to this Agreement shall be valid or effective against any party hereto unless the same is in writing and signed by such party.

3.6     Governing Law; Submission to Process. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provision (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each party hereby irrevocably (a) submits itself to the non-exclusive jurisdiction of the state and federal courts sitting in Dallas County, Texas, (b) agrees and consents that service of process may be made upon it in any legal proceeding relating to the Agreement by any means allowed under Delaware or federal law, and (c) waives any objection that it may now or hereafter have to the venue of any such proceeding being in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

3.7     Severability. If any term or provision of this Agreement shall be determined to be illegal or unenforceable all other terms and provisions of this Agreement shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

3.8     Counterparts; Fax. This Agreement may be separately executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement. This Agreement may be validly executed and delivered in counterparts exchanged via facsimile, electronic mail in portable document format (.pdf) or other electronic transmission, each of which counterparts shall be deemed originals for all purposes.

3.9     Waiver of Jury Trial, Punitive Damages, etc. Each party hereby knowingly, voluntarily, intentionally, and irrevocably (a) waives, to the maximum extent not prohibited by law, any right it may have to a trial by jury in respect of any litigation based hereon, or directly or indirectly at any time arising out of, under or in connection with the Agreement or any transaction contemplated thereby or associated therewith, before or after maturity; (b) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any such litigation any “Special Damages” as defined below, (c) certifies that no party hereto nor any representative or agent or counsel for any party hereto has represented, expressly or otherwise, or implied that such party would not, in the event of litigation, seek to enforce the foregoing waivers, and (d) acknowledges that it has been induced to enter into this Agreement and the transactions contemplated hereby and thereby by, among other things, the mutual waivers and certifications contained in this Section. As used in this Section, “Special Damages” includes all special, consequential, exemplary, or punitive damages (regardless of how named), but does not include any payments or funds which any party hereto has expressly promised to pay or deliver to any other party hereto.

3.10     Costs and Attorneys’ Fees. If any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated under this Agreement, the prevailing party shall recover all of such party’s costs and attorneys’ fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions from any such action, suit or other proceeding.

3.11     Entire Agreement. This Agreement, together with all exhibits and schedules to this Agreement, constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter of this Agreement.

3.12     Further Assurances. From and after the date of this Agreement, upon the request of the Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

3.13     Adjustments for Stock Splits, etc. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock or preferred stock of the Company of any class or series, or a price per share of such stock, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares or the price so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

3.14     Aggregation of Stock. All shares of Common Stock held or acquired by the Investor and its Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement. For purposes of the foregoing, the shares held by any Investor that (a) is a partnership or corporation shall be deemed to include shares held by affiliated partnerships or the partners, retired partners and stockholders of such holder or affiliated partnership, or members of the “immediate family” (as defined below) of any such partners, retired partners and stockholders, and any custodian or trustee for the benefit of any of the foregoing persons and (b) is an individual shall be deemed to include shares held by any members of the stockholder’s immediate family (“immediate family” shall include any spouse, father, mother, brother, sister, lineal descendant of spouse or lineal descendant) or to any custodian or trustee for the benefit of any of the foregoing persons.

[Signature Page Follows]

     IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

SWK HOLDINGS CORPORATION

By:	/s/ J. Brett Pope
Name: J. Brett Pope
Title: Chief Executive Officer

INVESTOR:

Double Black Diamond, L.P.

By:	Carlson Capital, L.P., its Investment Advisor

By:	Asgard Investment Corp. II, its General Partner

By:	/s/ Clint D. Carlson
Name: Clint D. Carlson
Title: President

Double Black Diamond OFFSHORE LtD.

By:	Carlson Capital, L.P., its Investment Advisor

By:	Asgard Investment Corp. II, its General Partner

By:	/s/ Clint D. Carlson
Name: Clint D. Carlson
Title: President

Black Diamond OFFSHORE, LTD.

By:	Carlson Capital, L.P., its Investment Advisor

By:	Asgard Investment Corp. II, its General Partner

By:	/s/ Clint D. Carlson
Name: Clint D. Carlson
Title: President

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